    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 1999
                                                             REG. NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              JAKKS PACIFIC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        95-4527222
          (STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

      22761 PACIFIC COAST HIGHWAY, MALIBU, CALIFORNIA 90265 (310) 456-7799 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            JACK FRIEDMAN, CHAIRMAN
                              JAKKS PACIFIC, INC.
      22761 PACIFIC COAST HIGHWAY, MALIBU, CALIFORNIA 90265 (310) 456-7799
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

             MURRAY L. SKALA, ESQ.                         CHRISTOPHER T. JENSEN, ESQ.
FEDER, KASZOVITZ, ISAACSON, WEBER, SKALA & BASS            MORGAN, LEWIS & BOCKIUS LLP
                      LLP                            101 PARK AVENUE, NEW YORK, NY 10178-0060
 750 LEXINGTON AVENUE, NEW YORK, NY 10022-1200          (212) 309-6000 FAX: (212) 309-6273
       (212) 888-8200 FAX: (212) 888-7776

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this registration statement

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-90357

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 TITLE OF EACH CLASS OF                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
    SECURITIES TO BE              AMOUNT TO          OFFERING PRICE PER        AGGREGATE             AMOUNT OF
       REGISTERED               BE REGISTERED             UNIT(1)          OFFERING PRICE(1)      REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value
  $.001 per share........     345,000 Shares(2)            $25.00              $8,625,000              $2,277
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457.

(2) Includes 45,000 shares of common stock, par value $.001 per share, which the underwriters have the option to purchase to cover over-allotments, if any.
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

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Act. The information in the Company's Registration Statement on Form S-3 (Registration No. 333-90357), which became effective on December 2, 1999 pursuant to the Act, is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malibu, State of California, on December 2, 1999.

                                   JAKKS PACIFIC, INC.

                                   By:            /s/ JACK FRIEDMAN*
                                      ------------------------------------------
                                               Jack Friedman, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                  SIGNATURE                                    TITLE                        DATE
                  ---------                                    -----                        ----
             /s/ JACK FRIEDMAN*                Chief Executive Officer and Chairman   December 2, 1999
---------------------------------------------      (Principal Executive Officer)
                Jack Friedman

            /s/ STEPHEN G. BERMAN                            Director                 December 2, 1999
---------------------------------------------
              Stephen G. Berman

            /s/ JOEL M. BENNETT*                Chief Financial Officer (Principal    December 2, 1999
---------------------------------------------     Financial Officer and Principal
               Joel M. Bennett                          Accounting Officer)

            /s/ ROBERT E. GLICK*                             Director                 December 2, 1999
---------------------------------------------
               Robert E. Glick

           /s/ MICHAEL G. MILLER*                            Director                 December 2, 1999
---------------------------------------------
              Michael G. Miller

            /s/ MURRAY L. SKALA*                             Director                 December 2, 1999
---------------------------------------------
               Murray L. Skala

         *By: /s/ STEPHEN G. BERMAN
   ---------------------------------------
     Stephen G. Berman, Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  5.1      Opinion of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass
           LLP(1)
 23.1      Consent of Pannell Kerr Forster, Certified Public
           Accountants, A Professional Corporation(2)
 23.2      Consent of Plante & Moran, LLP(3)
 23.3      Consent of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass
           LLP (included in Exhibit 5.1)
 24.1      Power of Attorney(4)

-------------------------
(1) Filed herewith.

(2) Included in its consent filed as Exhibit 23.1 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-90357), originally filed November 4, 1999, and incorporated herein by reference.

(3) Included in its consent filed as Exhibit 23.2 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-90357), originally filed November 4, 1998, and incorporated herein by reference.

(4) Filed previously on page II-4 of the Registrant's Registration Statement on Form S-3 (Reg. No. 333-90357), originally filed on November 4, 1999, and incorporated herein by reference.